SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.;;;)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] [;;;] [;;;] [;;;] [;;;]	;;

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] [;;;]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
Proposed maximum aggregate value of transaction:_______________________________
Total fee paid:___________________________________________________________

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Fee previously paid with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Amount previously paid:____________________________
Form, schedule or registration statement no.:____________
Filing party:______________________________________
Date filed:_______________________________________

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[American National Letterhead]

September 12, 2008

Dear Owners of Variable Annuity Contracts or Variable Life Insurance Policies:

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Our records indicate that you are the owner of a variable annuity contract and/or variable life insurance policy (each a "Policy," collectively the "Policies") issued by American National Insurance Company ("American National") and that you have selected as an investment option within that Policy one or more of the following underlying mutual funds portfolios that are separate series of American National Investment Accounts, Inc. (the "Fund"):; American National Government Bond Portfolio, American National High Yield Bond Portfolio, and/or American National International Stock Portfolio (together, the "Portfolios").; The Board of Directors of the Fund has approved, subject to shareholder approval, the liquidation and dissolution of the Portfolios.; As a Policy owner that has selected one or more of the Portfolios in your Policy, you are entitled to tell American National, as the record owner of the Portfolios' shares, how to vote the shares represented by your Policy allocation.; Specifically, if you selected one or more of the Portfolios as an investment option within your Policy as of August 29, 2008, you can tell American National whether or not to approve the liquidation and dissolution with respect to that Portfolio.;

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As discussed in more detail in the enclosed proxy materials, the Board of Directors of the Fund made this decision based on several factors, including the relatively small asset size of the Portfolios, which prevent their efficient operation, their limited prospects for future growth, and the fact that each of the Portfolio's expense ratios would be higher if not for the continued fee waivers and expense reimbursements by Securities Management and Research, Inc., the Portfolios' investment adviser ("SM&R").

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AMERICAN NATIONAL IS ASKING YOU TO FILL OUT THE ENCLOSED VOTING INSTRUCTIONS FORM AND RETURN IT AS INSTRUCTED IN ORDER THAT AMERICAN NATIONAL MAY VOTE ON YOUR BEHALF AT THE SHAREHOLDERS MEETING OF THE PORTFOLIO(S).;

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AMERICAN NATIONAL IS ALSO ASKING YOU TO PROVIDE THEM WITH TRANSFER INSTRUCTIONS FOR THE ASSETS HELD IN THE PORTFOLIOS AT ANY TIME PRIOR TO THE PROPOSED LIQUIDATIONS.; This will allow you to move any assets that you have allocated to the Portfolios to any other investment option available under your Policy.; Pursuant to your instructions, American National will move any assets you have allocated to the Portfolios to any other underlying mutual fund available under your Policy.; Please use the enclosed Transfer Request Form to submit your transfer request via fax or mail, or you can submit your transfer request via telephone.;

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To request product or underlying mutual fund prospectuses, or to submit transfer requests, please call, write or fax American National as shown below.

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;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; American National Insurance Company

;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; One Moody Plaza

;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; Galveston, Texas; 77550-7999

;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; Phone: 1-800-306-2959

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Assuming shareholders approve the liquidations, if you have assets still invested in the Portfolios as of the close of business on October 31, 2008 (the current expected date of liquidation) and unless you have provided other proper transfer instructions, the assets remaining in the Portfolios will be redeemed, and immediately thereafter the redemption proceeds will be used to purchase units of the Fund's American National Money Market Portfolio, which is currently available as an underlying mutual fund under your Policy.; After the liquidation is completed, you will receive a confirmation reflecting the purchase of units of the new fund into which your assets were transferred.; In addition, shareholder approval of the liquidation of the Portfolios will not affect your rights or American National's obligations to you under your Policy.

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No charge will be assessed for any transfer relating to these liquidations, whether (i) requested by you prior to the liquidation date, (ii) implemented systematically on the liquidation date, or (iii) requested by you within thirty days after the liquidation date.; Additionally, any transfer relating to this liquidation (including any transfer from the American National Money Market Portfolio within thirty days after the liquidation date) will not be considered a transfer for the purposes of any limit on the number of transfers permitted in your Policy.; The liquidation of the Portfolios and any related transfers within your Policy will not create a federal tax liability for you.

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In summary, American National is asking you to take two actions with respect to the liquidations:

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  Fill out the enclosed voting instruction form and return it so that American National can vote on your behalf.
  Give American National transfer instructions regarding your assets allocated to a Portfolio.

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If you have any questions relating to these liquidations, please feel free to call American National at the number shown above.

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Sincerely,

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American National Insurance Company

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[ATTACH TRANSFER REQUEST FORM]

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AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

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American National Government Bond Portfolio

American National High Yield Bond Portfolio

American National International Stock Portfolio

Notice of Special Meeting of Shareholders

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:

;;;;;;;;;;;;A Special Meeting of Shareholders (the "Meeting") of the American National Government Bond Portfolio, the American National High Yield Bond Portfolio, and the American National International Stock Portfolio (together, the "Portfolios," each a "Portfolio"), separate series of American National Investment Accounts, Inc., will be held at the offices of Securities Management and Research, Inc., 2450 South Shore Blvd., Suite 400, League City, Texas; 77553, on Monday, October 27, 2008, at 9:00 a.m. Central Time, for the following purposes:

1.;;;;;;;; To approve a Plan of Liquidation and Dissolution pursuant to which each of the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders; and

2.;;;;;;;; To transact such other business as may properly come before the meeting, or any adjournment thereof.
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Shares of the Portfolios are offered only to certain separate accounts established by American National Insurance Company ("American National") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). American National hereby solicits and agrees to vote at the Meeting, to the extent required, the shares of the Portfolios which are held in these separate accounts in accordance with timely instructions received from the owners of the Policies ("Policyowners").

;;;;;;;;;;;; This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policyowners of record at the close of business on August 29, 2008 so that they may instruct American National as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting. Your vote is important. Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage prepaid envelope.

By Order of the Board of Directors

Teresa E. Axelson
Secretary

League City, Texas
September 12, 2008

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

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American National Government Bond Portfolio

American National High Yield Bond Portfolio

American National International Stock Portfolio

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Monday, October 27, 2008

;;;;;;;;;;;;This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of American National Investment Accounts, Inc. (the "Fund"), on behalf of the American National Government Bond Portfolio, the American National High Yield Bond Portfolio, and the American National International Stock Portfolio (together, the "Portfolios," each a "Portfolio"), separate series of the Fund, to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolios to be held on Monday, October 27, 2008 at 9:00 a.m. Central Time, at the offices of the Fund's investment adviser, Securities Management and Research, Inc. ("SM&R"), 2450 South Shore Boulevard, Suite 400, League City, Texas; 77573, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

;;;;;;;;;;Shares of the Portfolios are offered only to separate accounts established by American National Insurance Company ("American National") to fund variable annuity contracts and variable life insurance policies (each a "Policy," collectively the "Policies"). American National's separate accounts are the shareholders of the Portfolios. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by American National in accordance with instructions received from the holders of the Policies ("Policyowners"). As a Policyowner of record at the close of business on August 29, 2008 (the "Record Date"), you have the right to instruct American National as to the manner in which shares of the Portfolios attributable to your Policy should be voted. To assist you in giving your instructions, a voting instruction form is enclosed. To be effective, voting instructions must be received by American National before the close of business on October 26, 2008 (the "Effective Time"). Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to American National.

;;;;;;;;;; At the Meeting, shareholders will be voting separately by Portfolio on the proposal being considered as described below and in the Notice of Special Meeting.; Shareholders are entitled to one vote for each Portfolio share held and a fractional vote for each fractional Portfolio share held. The following table sets forth the number and class designation of shares of beneficial interest, $0.01 par value (the "Shares") of each of the Portfolios that were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting:

Portfolio;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; Shares Outstanding

American National Government Bond Portfolio ;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; __________________

American National High Yield Bond Portfolio;;;;;;;;;;;;;;;;;;;;;;;;;;; __________________

American National International Stock Portfolio ;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; __________________

;;;;;;;;;;American National will vote Portfolio shares attributable to Policies as to which no executed voting instruction forms are received by the Effective Time, as well as Portfolio shares not attributable to Policies and owned exclusively by American National, in the same proportion (for, against or abstain) as the voting instructions timely received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus and/or statement of additional information for the Policies.;

;;;;;;;;;;The approximate mailing date of this proxy statement and the accompanying voting instruction form is September 15, 2008. The Fund's principal executive offices are located at 2450 South Shore Boulevard, Suite 400, League City, Texas; 77573, and its phone number is 1-800-231-4639. Copies of the Portfolio's most recent Annual Report is available upon request, without charge, by writing to American National, One Moody Plaza, Galveston, Texas; 77550, or by calling toll-free 1-800-306-2959.

PROPOSAL 1: TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE PORTFOLIOS' ASSETS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS

Introduction

;;;;;;;;;;On May 29, 2008, the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), approved a Plan of Liquidation and Dissolution (the "Plan") with respect to the Portfolios in the form attached to this proxy statement. The Plan provides for the liquidation of each of the Portfolio's assets and the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Portfolios. The Fund's Board has directed that the Plan be submitted to Portfolio shareholders for approval.

;;;;;;;;;;The Portfolios commenced operations on May 1, 2000, and, as of _____________, 2008, had total assets as shown in the following table:

Portfolio;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;;; Total Assets (in millions)

American National Government Bond Portfolio $

American National High Yield Bond Portfolio;;; $

American National International Stock Portfolio;;;;;;;;;;; $

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The Portfolios have not achieved the asset growth expected by SM&R at the time the Portfolios commenced operations, and SM&R believes it is unlikely that the Portfolios will experience material growth in assets in the foreseeable future. Each of the Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements by SM&R) relative to total assets. In addition, because of certain inefficiencies, the higher relative costs and disadvantageous economies of scale attendant with each of the Portfolio's asset base, SM&R and the Fund's Board have concluded that it would be in the best interests of each the Portfolios and their shareholders and Policyowners to liquidate the Portfolios.

Board Considerations

;;;;;;;;;;In reaching its decision to approve the Plan and to submit it to shareholders for their approval, the Fund's Board considered the circumstances facing each of the Portfolios. At a meeting held on May 29, 2008, the Board considered information provided by SM&R after management of SM&R reviewed all of the mutual fund portfolios advised by SM&R and concluded that it would be appropriate to reduce the number of smaller and less efficient funds and recommended to the Board that the Portfolios be liquidated.; The Board was advised that Portfolio shareholders would not bear any of the expenses associated with liquidating the Portfolios.;

The Board considered, among other factors, the following:

(i);;;;;;;;;;;;;;;;; Each of the Portfolios has failed to attain relative asset growth needed to achieve efficient investment operations in the view of management;

(ii);;;;;;;;;;;;;;; Each of the Portfolio's expense ratios would be higher if not for the continued fee waivers and expense reimbursements by SM&R;

(iii);;;;;;;;;;;;;; SM&R believes that each of the Portfolios faces limited prospects for future growth;

(iv);;;;;;;;;;;;; As the Portfolios get smaller, investment flexibility and options are more limited;

(v);;;;;;;;;;;;;;; American National will permit its Policyowners to make their own decisions regarding reinvestment of their Policy values allocated to the Portfolios through the transfer instruction process; and

(vi);;;;;;;;;;;;; The consummation of the liquidation as proposed will not create any federal income tax liability for Policyowners.

;;;;;;;;;;After careful consideration of these and other relevant factors, the Fund's Board concluded that approval of the Plan was in the best interests of the shareholders and Policyowners of each of the Portfolios and directed that the Plan be submitted to shareholders of the Portfolios for approval. The Fund is not required to seek federal or state regulatory approval of the Plan or the liquidation of the Portfolios.

Description of the Plan and the Liquidation

;;;;;;;;;;If the Plan is approved by a Portfolio's shareholders at the Meeting, the liquidation process will commence for that Portfolio as soon as practicable in accordance with the terms of the Plan.;; The Fund will sell all of that Portfolio's securities and pay (or make provision for payment of) all of that Portfolio's known expenses, charges, liabilities, and other obligations, including those expenses incurred in connection with implementing the liquidation, and the payment of ordinary and capital gains dividends.; After this process is completed, each shareholder of the Portfolio, meaning the applicable separate accounts of American National, will receive a cash distribution in an amount equal to the net asset value per share, together with accrued and unpaid dividends and distributions, of the shareholder's Shares (the "Liquidation Distribution").; Such net asset value per share will be determined in accordance with the Fund's current Prospectus and Statement of Additional Information.; The Liquidation Distribution for each Portfolio shall be paid to the applicable separate account of American National, which will invest such proceeds applicable to each Policyowner's interest in that Portfolio either (i) by purchasing shares of another investment option available under such Policyowner's Policy according to transfer instructions timely provided by the Policyowner, or (ii) if no instructions are timely provided, by purchasing shares of the Fund's American National Money Market Portfolio.;;

;;;;;;;;;;; The rights of the Portfolios' shareholders to redeem their interests in a Portfolio at the current net asset value prior to the Liquidation Date (as defined below) will not be affected if the Plan is adopted.; In addition, prior to the Liquidation Date, Policyowners with contract values allocated to one or more of the Portfolios will still be entitled to exchange out of the Portfolios into another fund (or funds) available under the applicable Policy.; Also, the entities currently providing services to the Portfolios will continue to do so until the Portfolios are completely liquidated and dissolved and their affairs are wound up.;;;;;;;;

;;;;;;;;;;; SM&R will bear all expenses incurred in connection with carrying out the Plan, including legal and auditing expenses and printing, mailing, solicitation and miscellaneous expenses arising from the liquidation, but excluding the cost of liquidating portfolio investments (e.g., brokerage commissions and other transaction expenses) in preparation for and in connection with the Portfolio's liquidation. Normal operating expenses of the Portfolio will be borne by the Portfolio in the same manner as such expenses would have been borne absent a liquidation.

;;;;;;;;;;The Plan also provides that the Fund's Board shall have the authority to authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the complete liquidation and dissolution of the Portfolios, as well as the other purposes generally to be accomplished by the Plan.

;;;;;;;;;;The approval and implementation of the Plan for one Portfolio is not conditioned upon the approval of the Plan by shareholders of the other Portfolios.; If shareholders of a Portfolio fail to approve the Plan, that Portfolio will not be liquidated and will continue to operate and be managed in accordance with its investment objective and policies as currently in effect. However, in such case, the Fund's Board would determine what alternative action, if any, should be taken.

Tax Consequences

The Fund anticipates that each Portfolio will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period.; Accordingly, any gain recognized by a Portfolio on the sale of its assets following adoption of the Plan will be offset by a deduction for dividends paid to its shareholders.; Policyowners, for whose Policies Shares of a Portfolio are underlying investments, will not recognize a gain or loss for federal income tax purposes as a result of the liquidation of the Portfolios (meaning there will be no federal tax liability).

The American National separate accounts that have Shares of a Portfolio as underlying investments in their Policies will not incur tax on any dividends or Liquidation Distributions that may be paid to them by a Portfolio pursuant to the Plan and will not impose any charges under the Policies as a result of the liquidation of a Portfolio.

The foregoing is only a summary of the principal federal income tax consequences of the liquidation of a Portfolio and should not be considered tax advice.; There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above.; You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.;

Liquidation Distribution

;;;;;;;;;;; At present, the date on which the Portfolios will be liquidated and on which each Portfolio will pay Liquidation Distributions to the applicable separate accounts is uncertain, but it is anticipated that if the Plan is adopted by the shareholders of a Portfolio, such Portfolio's liquidation would occur on October 31, 2008 (the "Liquidation Date").; If the Plan is approved, separate accounts holding Portfolio Shares as of the close of business on October 30, 2008, would receive their Liquidation Distribution on the Liquidation Date, and the Policy amounts that have not been reallocated to other investment options pursuant to transfer instructions timely provided by the Policyowner would be invested in the Fund's American National Money Market Portfolio until further instructions regarding allocation from the Policyowner are received.

;;;;;;;;;;; The right of a Policyowner to reallocate his or her contract amounts currently allocated to the Portfolios at the then current net asset value to any other option available under his or her Policy will not be impaired by the proposal to liquidate the Portfolios or the adoption of the Plan.; A Policyowner, therefore, may reallocate his or her contract values allocated to one of the Portfolios in accordance with procedures set forth in the applicable Policy and its prospectus without the necessity of waiting for the Portfolios to take action.; Any transfers, whether (i) made pursuant to transfer instructions received and implemented prior to the Liquidation Date, (ii) made by transferring contract amounts into the Fund's American National Money Market Portfolio on the Liquidation Date, or (iii) made pursuant to transfer instructions out of the American National Money Market Portfolio received within thirty (30) days after the Liquidation Date, will be made free of any charges and will not be considered transfers for the purposes of any limit on the number of transfers permitted under the Policies.

;;;;;;;;;;; Current prospectuses for the portfolios available as investment options under the Policies, as well as copies of the various statements of additional information, may be obtained without charge by calling American National toll-free at 1-800-306-2959.; These prospectuses set forth important information about the other portfolios available as investment options under the Policies that a Policyowner should know before providing transfer instructions relating to the reallocation of his or her contract values.

Appraisal Rights

;;;;;;;;;;; Portfolio shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

Vote Required and Board of Directors' Recommendation

;;;;;;;;;;Approval of this proposal requires the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR"APPROVAL OF THE PLAN.

ADDITIONAL INFORMATION

Information Pertaining to the Investment Adviser

;;;;;;;;;; SM&R, the Portfolios' investment adviser, is located at 2450 South Shore Boulevard, Suite 400, League City, Texas; 77573, and is a wholly-owned subsidiary of American National.; As the Portfolios' investment adviser, SM&R manages the Portfolios' day-to-day business and affairs.; SM&R also provides administrative services and serves as the Portfolios' transfer agent, custodian, dividend paying agent, and underwriter.; SM&R was incorporated in 1964 and has managed investment company portfolios since 1966.; SM&R does and may, from time to time, serve as investment adviser to other clients, including banks, employee benefit plans, other investment companies, foundations, and endowment portfolios.;;

Voting Information

;;;;;;;;;; Voting instructions are being solicited by American National by mail. In addition to the use of the mails, voting instructions may be solicited personally or by telephone by representatives of American National and/or SM&R.; American National may be paid for its expenses in sending soliciting materials to their Policyowners.; An outside firm may be retained to assist in the solicitation of voting instructions, primarily by contacting Policyowners by telephone.

;;;;;;;;;; Shares represented by executed and unrevoked voting instruction forms will be voted in accordance with the specification made thereon, and if no voting instructions are given on such voting instruction forms, the shares will be voted "FOR" the proposal. If a voting instruction form is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve the proposal.

;;;;;;;;;; With respect to each Portfolio, a quorum is constituted by the presence in person or by proxy of the holders of at least one-third of the Portfolio's outstanding shares entitled to vote at the Meeting.; Because American National holds of record nearly all of the Portfolios' shares, with a small amount being held by SM&R, it is anticipated that all such shares will be present at the Meeting.

;;;;;;;;;;In the event sufficient votes to approve the proposal are not received, American National may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any adjournment with respect to any Portfolio will require the affirmative vote by the holders of a majority of the Portfolio's shares eligible to vote that are represented at the Meeting in person or by proxy.; In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policyowners with respect to the reasons for the solicitation. Generally, votes cast "for" the proposal will be voted in favor of such adjournment, and votes cast "against" the proposal will be voted against any adjournment (abstentions will be voted for or against adjournment in proportion to the shares voted "for" or "against" the proposal).

Portfolio Share Ownership

;;;;;;;;;;As of _______________, 2008, the directors and officers of the Fund as a group owned less than one percent of the outstanding Shares of any Portfolio.;;

;;;;;;;;;;; As of _______________, 2008, the following shareholders were known by the Fund to own 5% or more of the outstanding voting securities of one or more of the Portfolios:

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;	American National Government Bond Portfolio	American National High Yield Bond Portfolio	American National International Stock Portfolio
American National Variable Life Separate Account	__%	__%	__%
American National Variable Annuity Separate Account	__%	__%	__%
American National Group Unallocated Variable Annuity Separate Account	__%	__%	__%
SM&R	__%	__%	__%
American National	__%	__%	__%

The proportionate voting policy described in this proxy statement may result in certain Policyowners' instructions affecting the vote of 5% or more of a Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

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Other Matters

;;;;;;;;;;The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, American National will vote on such matter in accordance with its judgment.

;;;;;;;;;;The Fund does not hold regular shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholders meeting subsequent to this meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, POLICYOWNERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE FORM OF VOTING INSTRUCTIONS IN THE ENCLOSED STAMPED ENVELOPE.

Dated: September 12, 2008

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EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

;;;;;;;;;;The following Plan of Liquidation and Dissolution (the "Plan") of the American National Government Bond Portfolio, the American National High Yield Bond Portfolio, and the American National International Stock Portfolio (each a "Portfolio," together the "Portfolios"), separate series of American National Investment Accounts, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Portfolios in conformity with the provisions of the Fund's Amended and Restated Articles of Incorporation, effective May 1, 2000, as supplemented (the "Articles"), and applicable Maryland law.

;;;;;;;;;;WHEREAS, the Fund's Board of Directors (the "Board"), including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act), has deemed that it is advisable and in the best interests of the Portfolios and their shareholders to liquidate and to dissolve the Portfolios, and the Board, on May 29, 2008, considered the matter and determined to recommend the termination of the Portfolios pursuant to this Plan;

;;;;;;;;;;NOW, THEREFORE, the liquidation and dissolution of the Portfolios shall be carried out in the manner hereinafter set forth:

;;;;;;;;;;; ;1. ;;;;; Effective Date of Plan. The Plan shall be and become effective with respect to any Portfolio only upon the adoption and approval of the Plan at a meeting of shareholders of such Portfolio called for the purpose of voting upon the Plan. Approval of the Plan is to be determined by the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote on the Plan. The date of such adoption and approval of the Plan by shareholders is hereinafter called the "Effective Date."

;;;;;;;;;;; 2.; Notice to Creditors.; Upon approval of the Plan, the Fund shall mail notice to the known creditors of the Portfolios, if any, at their addresses shown on the Fund's records.; ;;;;;

3.; Dissolution. Consistent with the provisions of this Plan, the Portfolios shall be liquidated and dissolved pursuant to applicable provisions of Maryland law and the Articles within a reasonable period of time after the Effective Date.

;;;;;;;;;;; 3.;;;;; Cessation of Business. After the Effective Date, the Portfolios shall not engage in any business activities except for the purpose of winding up their business and affairs, preserving the value of their assets and distributing their assets to shareholders in accordance with the provisions of this Plan after the payment (or reservation of assets for payment) to all creditors of the respective Portfolios; provided that the Portfolios shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, permit additional investments in Portfolio shares by existing shareholders, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares.

;;;;;;;;;; 4.;;;;; Liquidation of Assets. The Portfolios shall cause the liquidation of their assets to cash, consistent with the terms of the Plan.

;;;;;;;;;;; 5.;;;;; Payment of Debts. As soon as practicable after the Effective Date, each of the Portfolios shall determine and pay (or reserve sufficient amounts to pay) the amount of all of its known or reasonably ascertainable liabilities incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

;;;;;;;;;; 6.;;;;; Liquidating Distribution. Within 60 days of the Effective Date, each of the Portfolios will provide the following to each shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

;;;;;;;;;; 7.;;;;; Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Portfolios and SM&R, the Portfolios' investment adviser, all expenses incurred by or allocable to the Portfolios in carrying out the Plan and dissolving the Portfolios, excluding the cost (if any) of liquidating portfolio investments in preparation for and in connection with the liquidation, shall be borne by SM&R.

;;;;;;;;;; 8.;;;;; Power of the Board. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act, the Securities Act of 1933, as amended, and applicable Maryland law and the Articles.

;;;;;;;;;; 9.;;;;; Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Portfolio, and the distribution of assets to shareholders in accordance with the purposes intended to be accomplished by the Plan.

;; 10.;;; Amendment of Articles.; Subject to approval of the Plan by each Portfolio's respective shareholders and pursuant to applicable Maryland law, the Fund's Articles shall be amended or supplemented, and the Fund shall prepare and file any necessary documents or instruments with and for acceptance by the Department of Assessments and Taxation of the State of Maryland, in each case reflecting the termination of each such Portfolio.

11.;; Appraisal Rights.; Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.;

VOTING INSTRUCTION FORM

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AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

Special Meeting of Shareholders of the American National Government Bond Portfolio,

American National High Yield Bond Portfolio, and the

American National International Stock Portfolio

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To Be Held on Monday, October 27, 2008

[PORTFOLIO NAME PRINTS HERE]

;;;;;;;;;;The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by American National Insurance Company ("American National") hereby instructs American National to vote as indicated herein all of the shares of beneficial interest of the above-referenced and underlined portfolio (the "Portfolio"), a series of American National Investment Accounts, Inc. (the "Fund"), held in each separate account attributable to the Policies at the close of business on August 29, 2008 at a Special Meeting of Shareholders to be held at the offices of the Portfolio's investment adviser, Securities Management and Research, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas; 77573, on Monday, October 27, 2008 at 9:00 a.m., Central Time, and at any and all adjournments thereof.; These Voting Instructions shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

IF NO SELECTION IS MADE ON THE REVERSE SIDE, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as the name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
;	Dated:________________, 2008 __________________________ Signature(s) __________________________ Signature(s)

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Important:; Please sign and date above, and indicate your voting instruction on the reverse side of this form.; Return the completed form promptly in the enclosed envelope.

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[Reverse Side]

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO
NOT USE FINE POINT PENS.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THE PROPOSAL.; VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED.;
;	1.	To approve a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

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;	|_|;;;FOR	|_|;;;AGAINST	|_|;;;ABSTAIN	;

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If any other matter properly comes before the Special Meeting of Shareholders, American National will vote on such matter in accordance with its judgment.

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YOUR VOTING INSTRUCTION IS IMPORTANT!; PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THESE VOTING INSTRUCTIONS IN THE ENCLOSED ENVELOPE.

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